SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 16, 2006
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                    Federal Way, Washington 98063-9777
                  (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))


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TABLE OF CONTENTS

ITEM 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURES

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                    SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C., 20549

ITEM 5.02(c). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On February 16, 2006, the Board of Directors of Weyerhaeuser Company appointed Jeanne Hillman as Vice President and Chief Accounting Officer, effective April 1, 2006. Ms. Hillman succeeds Steven Hillyard, current Vice President and Chief Accounting Officer, who is retiring March 31, 2006.

      Ms. Hillman, age 46, has been Vice President and Controller since January 1, 2006. She was Assistant Controller from April 1, 2005 to January 1, 2006; Controller, Enterprise Transaction Center from 2002 to April, 2005, with responsibility over U.S. and Canadian financial transaction processing, corporate accounting, corporate consolidations and corporate function financial support; and Director of SG&A and Planning from 2001 to 2002. Prior to 2001, Ms. Hillman held various finance positions at the company. Ms. Hillman joined the company in 1984. Prior to joining the company, she was employed by Ernst and Whinney. Ms. Hillman is a CPA in the State of Washington.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  February 16, 2006
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